UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WCM Focused International Growth Fund
(Investor Class: WCMRX)
(Institutional Class: WCMIX)

WCM Focused Emerging Markets Fund
(Investor Class: WFEMX)
(Institutional Class: WCMEX)

WCM Focused Global Growth Fund
(Investor Class: WFGGX)
(Institutional Class: WCMGX)

ANNUAL REPORT
April 30, 2014

WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
Each a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedules of Investments	8
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Examples	38

This report and the financial statements contained herein are provided for the general information of the shareholders of the WCM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus.

www.wcminvestfunds.com

281 Brooks Street Laguna Beach California 92651 949.380.0200 wcminvest.com

Dear Fellow Shareholders,

As a contextual foundation, we are starting this year’s annual report by laying out some broad principles in letter form that aim to give you the basics of our strategies, goals, philosophy and limitations.

We believe a couple of key things in our view of successful investing. First, we believe that long-lasting, growing businesses make the best long-term investments. Second, we believe that to achieve a different result than the passive benchmarks, you have to build a portfolio that’s different than the passive benchmarks.

That second belief is what drives us to a focused, best ideas portfolio of roughly 30 holdings.

The first belief is the source of our “bottom-up” quest for companies that exhibit quality, consistency, a long growth runway and a strengthening competitive advantage. When we find those characteristics, they tend to be among large-cap growth stocks in the consumer, healthcare and tech sectors. As implied, that sector emphasis is not top-down driven—it’s entirely a fallout of our bottom-up approach.

Taken together, these two ideas result in a portfolio construction difference that, in our opinion, explains a good portion of the strategies’ historical excess return.

Those two ideas are also the source of what we call our going-forward “structural advantage”. One aspect of that advantage is that our focused approach allows us to discriminate among choices and pick only what we think are the highest-quality companies in these historically consistent growth sectors. For an unfocused portfolio to have a meaningful overweight in these growth sectors would require many more holdings, not all of which could possibly be the highest quality, however you care to define that term.

But even more importantly, growing global consumer prosperity (a large-scale trend that we believe will play out for several decades) means that these growth sectors, which are presently under-represented in the broad-based global indices, have been becoming—and in the long run, we believe, will inexorably become—larger weights in those global benchmarks. It’s simply the idea that wealthier consumers will do just what you’d think: spend more on consumer goods, technology and healthcare. That’s where the growth is most likely to be. And that trend may provide a natural, long-term tailwind (advantage) to our portfolio strategies.

Finally, it’s worth a reminder that wealth preservation is a central tenet for our strategies. This idea plays out in our low level of concern about whether we match—or even slightly lag—the benchmark in strong up markets. The important point is that we aspire to lose much less than the market when prices decline.

A variety of factors and processes support this low-risk aspiration, but we think they are largely attributable to, first, our approach to picking stocks (i.e., focusing on long-duration growth runways, improving competitive advantages, empowering cultures that support / nurture these first two, and valuation) and, second, our approach to constructing portfolios (i.e., a select, focused, yet thoughtfully diversified group of high-quality companies in historically consistent growth sectors).

With that foundation laid, this annual report can proceed with some context regarding market conditions. Global equity markets were generally positive in the period ending 30 April 2014. A simple way to go one level deeper in understanding is to use style-box categories for return attribution. Such an exercise reveals, based on MSCI indices, that value outperformed growth, that small-cap outperformed large-cap, and that developed markets outperformed emerging markets.

All of that displays markers of mean reversion, since for several years the opposite relationships prevailed. As is all-too-common in investing, success breeds success and investors tend to jump on bandwagons. Whether the bandwagon du jour reflects a trend that is substantive or not hardly matters. Either way, markets tend to move to extremes and then adjust—which is the definition of mean reversion. In the last twelve-to-eighteen months the market has moved away from large-cap growth with a global reach, including emerging markets exposure. Has that reaction run its course? No one knows for sure, but it’s certainly getting closer to the end.

We, of course, believe that the substantive trends—growing global prosperity, the proliferation of technology, etc.—support the long-term advantage of large-cap growth companies with a global reach. Opportunities to buy those kinds of businesses when they are out of favor don’t come that often and are arguably the best part of long-term investing.

Now to the specifics of our funds.

The WCM Focused International Growth Fund (“FIG”; Institutional Class symbol WCMIX; Investor Class symbol WCMRX) completed another positive fiscal year, returning +10.16% / 9.90%, respectively, for the 12-month period ending 30 April 2014. The benchmark for FIG, the MSCI ACWI ex USA Index, returned +9.76% for the same period. The biggest changes in the portfolio’s sector weights were the reduction in Staples, from about 28% to about 19%, and the increase in Industrials, from about 13% to about 19%. Staples remains the largest overweight, though barely ahead of Technology and Health Care. Financials remains the largest underweight, with Energy and Materials second and third largest. Staples happened to be the poorest performing sector in the benchmark, so this was a detractor for allocation. Our overweights to Technology and Health Care were contributors for allocation, as was our underweight to Financials, so the net effect of sector allocation was close to neutral. On stock selection, our holdings in Staples detracted, dominated by weak performance from three emerging market food companies. Every other sector was either a contributor, or neutral, with respect to selection, so the net effect for selection was a positive contribution overall.

New for this report is the WCM Focused Global Growth Fund (“FGG”; Institutional Class symbol WCMGX; Investor Class symbol WFGGX), which completed a partial fiscal year, returning +13.30% / 13.10%, respectively, for the 10-month period beginning 30 June 2013 and ending 30 April 2014. The benchmark for FGG, the MSCI ACWI Index, returned +18.16% for the same period. Because of the shorter time period, and because of the inclusion of U.S. investments in FGG, the sector make-up and changes are not as dramatic. Still, the biggest moves in the portfolio’s sector weights were the reduction in Staples, from about 14% to about 11%, and the increases in Industrials and Health Care, both moving from roughly 11% to roughly 16%. The largest overweight is Technology, followed closely by Discretionary. Staples, Health Care and Industrials are clustered together in the third largest overweight position. The underweight sectors are led by Financials, with Energy next most underweight. In part because the overweights and underweights are moderate, allocation was neutral for this reporting period. Selection was a detractor overall, with the single biggest impact in Staples. As with FIG, this was mostly due to emerging-market-focused food companies.

Finally, and also new for this report, the WCM Focused Emerging Markets Fund (“FEM”; Institutional Class symbol WCMEX; Investor Class symbol WFEMX) completed its partial fiscal year, returning +2.80% / 2.60%, respectively, for the 10-month period beginning 30 June 2013 and ending 30 April 2014. The benchmark for FEM, the MSCI EM Index, returned +7.60% for the same period. Again, because of the shorter time period for FEM, the sector changes are not as dramatic. Here the notable moves are the increase in Health Care from about 11% to about 13%, and the reduction in Discretionary (~20% to ~16%) and Materials (~3% to 0%). Staples is the largest overweight, followed by Discretionary, Health Care and Tech. The underweight leader is Financials, with Energy and Materials close together as second and third. The allocation to Staples was a detractor (in the benchmark, Staples delivered a negative return). Most of the other sectors were modest contributors, so net allocation is neutral. Selection was a detractor overall, primarily from Staples.

For our part, it’s been over a year since we noticed rising valuations in certain sweet spots of ours—specifically Staples that had EM exposure. As spelled out above, that prompted a general reduction in our Staples weight through various specific sales. The valuations simply didn’t support the growth levels. We replaced those names with some unique structural growth stories and some developed-market-driven ideas, primarily in the industrials and technology spaces. Nowadays, the valuation imbalance has adjusted a bit, and we, as always, are paying careful attention to what Mr. Market is offering us. The opportunities look to be plentiful.

Thank you for your confidence and trust,

WCM Investment Management

28 May 2014

IMPORTANT INFORMATION

Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. One cannot invest directly in an index.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,433 constituents, the index covers approximately 85% of the global investable equity opportunity set. One cannot invest directly in an index.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 822 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. One cannot invest directly in an index.

The views in this report were those of the Fund managers as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

WCM Focused International Growth Fund
FUND PERFORMANCE at April 30, 2014 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Index (MSCI ACWI ex USA) and the MSCI Europe, Australian, Far East Index (MSCI EAFE).  Effective February 10, 2014, the Fund’s performance benchmark was changed from MSCI EAFE Index to the MSCI ACWI ex USA Index which more closely reflects the Fund’s investment strategy.  Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries.  The index covers approximately 85% of the global equity opportunity set outside the U.S.  The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  These indices are unmanaged and are not available for investment.

Average Annual Total Returns as of April 30, 2014
	3 Months	1 Year	Since Inception* (Annualized)
WCM Focused International Growth Fund-Investor Class	5.06%	9.90%	10.01%
WCM Focused International Growth Fund-Institutional Class	5.14%	10.16%	6.63%
MSCI ACWI ex USA Index	6.68%	9.76%	4.08%
MSCI EAFE Index	6.40%	13.35%	6.92%

*	Investor Class and Institutional Class commenced operations on 8/31/11 and 5/31/11, respectively.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 1.41% and 1.46%, respectively, and the Institutional Class shares were 1.16% and 1.21%, respectively, which were stated in the current prospectus as of the date of this report.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.50% and 1.25% of average net assets of the Fund’s Investor Class and Institutional Class shares, respectively.  This agreement is in effect until August 31, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.   Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Emerging Markets Fund
FUND PERFORMANCE at April 30, 2014 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets Index (MSCI EM).  Results include the reinvestment of all dividends and capital gains.

The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the emerging markets.  This index does not reflect expenses, fees or sales charge, which would lower performance.   This index is unmanaged and it is not available for investment.

Annual Total Returns as of April 30, 2014
	3 Months	Since Inception* (Cumulative)
WCM Focused Emerging Markets Fund-Investor Class	5.12%	2.60%
WCM Focused Emerging Markets Fund-Institutional Class	5.11%	2.80%
MSCI EM Index	6.84%	7.60%

*	Investor Class and Institutional Class commenced operations on 6/28/13.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class Shares were 1.93% and 1.66%, respectively, and the Institutional Class Shares were 1.68% and 1.41%, respectively which were stated in the current prospectus as of the date of this report.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.65% and 1.40% of average net assets of the Fund’s Investor Class and Institutional Class shares, respectively.  This agreement is in effect until August 31, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Global Growth Fund
FUND PERFORMANCE at April 30, 2014 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI).  Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI Index captures large to mid cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.  This index does not reflect expenses, fees, or sales charge, which would lower performance.  This index is unmanaged and is not available for investment.

Annual Total Returns as of April 30, 2014
	3 Months	Since Inception* (Cumulative)
WCM Focused Global Growth Fund-Investor Class	-0.88%	13.10%
WCM Focused Global Growth Fund-Institutional Class	-0.87%	13.30%
MSCI ACWI Index	6.30%	18.16%

*	Investor Class and Institutional Class commenced operations on 6/28/13.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 1.78 and 1.51%, respectively, and the Institutional Class shares were 1.53% and 1.26%, respectively which were stated in the current prospectus as of the date of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.50% and 1.25% of average net assets of the Fund’s Investor Class and Institutional Class shares, respectively.  This agreement is in effect until August 31, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS – 92.4%
	BERMUDA – 3.9%
511,576	Lazard Ltd. - Class A	$24,069,651

	CANADA – 8.4%
430,269	Canadian National Railway Co.	25,200,855
171,948	Canadian Pacific Railway Ltd.	26,818,730
		52,019,585
	CHINA – 5.8%
12,959,000	Sun Art Retail Group Ltd.	16,881,968
304,100	Tencent Holdings Ltd.	18,952,808
		35,834,776
	DENMARK – 11.8%
468,525	Chr Hansen Holding A/S	21,118,460
661,900	Novo Nordisk A/S - ADR	30,043,641
450,938	Novozymes A/S	21,599,762
		72,761,863
	FRANCE – 2.2%
68,638	LVMH Moet Hennessy Louis Vuitton S.A.	13,498,108

	IRELAND – 7.2%
327,075	Covidien PLC	23,304,094
148,458	Perrigo Co. PLC	21,505,626
		44,809,720
	JAPAN – 5.9%
102,243	FANUC Corp.	18,401,440
583,560	Sysmex Corp.	18,465,463
		36,866,903
	MEXICO – 2.0%
4,949,598	Wal-Mart de Mexico S.A.B. de C.V.	12,515,112

	NETHERLANDS – 10.3%
258,499	ASML Holding N.V.	21,039,233
101,079	Core Laboratories N.V.	18,970,507
461,051	Sensata Technologies Holding N.V.*	19,580,836
150,054	Yandex N.V. - Class A*	3,976,431
		63,567,007
	PORTUGAL – 1.5%
551,860	Jeronimo Martins SGPS S.A.	9,650,659

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH AFRICA – 2.0%
739,618	Shoprite Holdings Ltd.	$12,351,455

	SPAIN – 3.4%
139,464	Inditex S.A.	20,925,405

	SWEDEN – 3.2%
698,575	Svenska Cellulosa A.B. SCA - Class B	19,564,226

	SWITZERLAND – 11.7%
246,498	ACE Ltd.	25,221,675
298,990	Nestle S.A.	23,084,162
9,557	SGS S.A.	23,835,490
		72,141,327
	TAIWAN – 5.1%
1,559,374	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	31,343,417

	UNITED KINGDOM – 4.4%
305,971	ARM Holdings PLC - ADR	13,927,800
181,256	ASOS PLC*	13,079,320
		27,007,120
	UNITED STATES – 3.6%
489,511	Coca-Cola Enterprises, Inc.	22,243,380

	TOTAL COMMON STOCKS (Cost $487,656,048)	571,169,714

	SHORT-TERM INVESTMENTS – 7.2%
44,388,140	Fidelity Institutional Money Market Fund, 0.05%1	44,388,140

	TOTAL SHORT-TERM INVESTMENTS (Cost $44,388,140)	44,388,140

	TOTAL INVESTMENTS – 99.6% (Cost $532,044,188)	615,557,854
	Other Assets in Excess of Liabilities – 0.4%	2,501,661

	TOTAL NET ASSETS – 100.0%	$618,059,515

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	18.8%
Industrials	18.4%
Health Care	15.1%
Information Technology	11.4%
Financials	8.0%
Consumer Discretionary	7.7%
Materials	6.9%
Energy	3.1%
Telecommunication Services	3.0%
Total Common Stocks	92.4%
Short-Term Investments	7.2%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS – 95.9%
	ARGENTINA – 3.8%
550	MercadoLibre, Inc.	$51,298

	BRAZIL – 8.8%
1,595	BRF S.A. - ADR	36,047
1,240	Embraer S.A. - ADR	42,656
2,345	Totvs S.A.	38,291
		116,994
	CHILE – 2.3%
1,285	Embotelladora Andina S.A. - ADR	31,123

	CHINA – 20.3%
70,000	Anton Oilfield Services Group	46,318
51,620	Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	51,933
44,600	Sun Art Retail Group Ltd.	58,101
1,040	Tencent Holdings Ltd.	64,817
6,875	Tsingtao Brewery Co., Ltd. - Class H	50,057
		271,226
	INDIA – 4.2%
1,231	Dr Reddy's Laboratories Ltd. - ADR	55,481

	INDONESIA – 10.1%
58,645	Bank Rakyat Indonesia Persero Tbk P.T.	50,217
240,000	Kalbe Farma Tbk P.T.	32,072
93,500	Tower Bersama Infrastructure Tbk P.T.	52,567
		134,856
	MACAU – 4.7%
16,100	Wynn Macau Ltd.	63,441

	MEXICO – 8.1%
2,085	Grupo Televisa S.A.B. - ADR	68,409
15,700	Wal-Mart de Mexico S.A.B. de C.V.	39,697
		108,106
	NETHERLANDS – 3.3%
1,653	Yandex N.V. - Class A*	43,805

	PHILIPPINES – 3.3%
42,200	Puregold Price Club, Inc.	43,497

	PORTUGAL – 3.7%
2,810	Jeronimo Martins SGPS S.A.	49,140

	SOUTH AFRICA – 3.5%
2,790	Shoprite Holdings Ltd.	46,592

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH KOREA – 3.2%
60	NAVER Corp.	$42,853

	TAIWAN – 8.3%
2,000	Ginko International Co., Ltd.	33,578
3,860	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	77,586
		111,164
	TURKEY – 1.9%
1,113	Coca-Cola Icecek A.S.	26,065

	UNITED STATES – 6.4%
258	PriceSmart, Inc.	24,778
785	Yum! Brands, Inc.	60,437
		85,215
	TOTAL COMMON STOCKS (Cost $1,288,040)	1,280,856

	SHORT-TERM INVESTMENTS – 5.5%
73,044	Fidelity Institutional Money Market Fund, 0.05%1	73,044

	TOTAL SHORT-TERM INVESTMENTS (Cost $73,044)	73,044

	TOTAL INVESTMENTS – 101.4% (Cost $1,361,084)	1,353,900
	Liabilities in Excess of Other Assets – (1.4)%	(19,101)

	TOTAL NET ASSETS – 100.0%	$1,334,799

ADR – American Depository Receipt

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SUMMARY OF INVESTMENTS
As of April 30, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Retail Staples	19.6%
Media Content	16.5%
Consumer Products	10.7%
Travel, Lodging & Dining	9.3%
Biotechnology & Pharmaceuticals	6.5%
Medical Equipment/Devices	6.4%
Semiconductors	5.8%
Hardware	3.9%
Retail Discretionary	3.8%
Banking	3.8%
Oil, Gas & Coal	3.5%
Aerospace & Defense	3.2%
Software	2.9%
Total Common Stocks	95.9%
Short-Term Investments	5.5%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS – 117.1%
	CANADA – 4.5%
134	Canadian National Railway Co.	$7,848

	CHINA – 9.7%
4,000	Sun Art Retail Group Ltd.	5,211
100	Tencent Holdings Ltd.	6,232
760	Tsingtao Brewery Co., Ltd. - Class H	5,534
		16,977
	DENMARK – 5.7%
220	Novo Nordisk A/S - ADR	9,986

	IRELAND – 4.7%
57	Perrigo Co. PLC	8,257

	NETHERLANDS – 8.4%
32	Core Laboratories N.V.	6,006
208	Sensata Technologies Holding N.V.*	8,834
		14,840
	SWITZERLAND – 14.3%
79	ACE Ltd.	8,083
91	Nestle S.A.	7,026
4	SGS S.A.	9,976
		25,085
	TAIWAN – 4.9%
427	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	8,583

	UNITED KINGDOM – 11.2%
146	ARM Holdings PLC - ADR	6,646
65	ASOS PLC*	4,690
190	Rotork PLC	8,312
		19,648
	UNITED STATES – 53.7%
43	Amazon.com, Inc.*	13,078
30	Celgene Corp.*	4,410
82	CME Group, Inc.	5,772
50	Cooper Cos., Inc.	6,595
55	Costco Wholesale Corp.	6,362
122	eBay, Inc.*	6,323
85	Express Scripts Holding Co.*	5,659
11	Google, Inc. - Class A*	5,884
11	Google, Inc. - Class C*	5,793

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
64	Monsanto Co.	$7,085
103	NIKE, Inc. - Class B	7,514
80	Starbucks Corp.	5,650
253	TD Ameritrade Holding Corp.	8,071
80	Yum! Brands, Inc.	6,159
		94,355
	TOTAL COMMON STOCKS (Cost $189,163)	205,579

	SHORT-TERM INVESTMENTS – 1.3%
2,347	Fidelity Institutional Money Market Fund, 0.05%1	2,347

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,347)	2,347

	TOTAL INVESTMENTS – 118.4% (Cost $191,510)	207,926
	Liabilities in Excess of Other Assets – (18.4)%	(32,383)

	TOTAL NET ASSETS – 100.0%	$175,543

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Retail Discretionary	13.7%
Biotechnology & Pharmaceuticals	12.9%
Media Content	10.2%
Machinery	9.8%
Semiconductors	8.7%
Consumer Products	7.1%
Travel, Lodging & Dining	6.7%
Retail Staples	6.6%
Consumer Discretionary Services	5.7%
Insurance	4.6%
Asset Management	4.6%
Transportation & Logistics	4.5%
Apparel & Textile Products	4.3%
Chemicals	4.0%
Medical Equipment/Devices	3.8%
Oil, Gas & Coal	3.4%
Institutional Financial Services	3.3%
Health Care Facilities/Services	3.2%
Total Common Stocks	117.1%
Short-Term Investments	1.3%
Total Investments	118.4%
Liabilities in Excess of Other Assets	(18.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2014

	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund	WCM Focused Global Growth Fund
Assets:
Investments, at cost	$532,044,188	$1,361,084	$191,510
Foreign currency, at cost	416,489	-	-
Investments, at value	$615,557,854	$1,353,900	$207,926
Foreign currency, at value	417,709	-	-
Receivables:
Fund shares sold	5,636,041	-	-
Dividends and interest	1,326,254	1,853	316
Offering costs	-	1,879	1,877
Prepaid expenses	28,675	24,060	24,059
Total assets	622,966,533	1,381,692	234,178

Liabilities:
Payables:
Investment securities purchased	4,246,533	-	-
Fund shares redeemed	54,570	-	-
Advisory fees	413,865	-	-
Shareholder Servicing fees (Note 7)	17,025	590	157
Distribution fees - Investor Class (Note 8)	10,972	23	25
Administration fees	41,079	4,255	4,498
Custody fees	30,366	2,721	2,067
Fund accounting fees	22,364	5,004	7,349
Auditing fees	16,952	13,415	16,751
Transfer agent fees and expenses	12,303	5,405	6,110
Chief Compliance Officer fees	1,139	508	508
Trustees' fees and expenses	808	849	898
Offering costs - Advisor	-	9,483	16,645
Accrued other expenses	39,042	4,640	3,627
Total liabilities	4,907,018	46,893	58,635

Net Assets	$618,059,515	$1,334,799	$175,543

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$530,525,908	$1,344,398	$154,417
Accumulated net investment income (loss)	1,767,309	(1,746)	505
Accumulated net realized gain (loss) on investments and
foreign currency transactions	2,235,381	(671)	4,205
Net unrealized appreciation/depreciation on:
Investments	83,513,666	(7,184)	16,416
Foreign currency translations	17,251	2	-
Net Assets	$618,059,515	$1,334,799	$175,543

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$55,199,174	$114,478	$118,917
Shares of beneficial interest issued and outstanding	4,666,272	11,160	10,515
Net asset value, offering and redemption price per share	$11.83	$10.26	$11.31

Institutional Class:
Net assets applicable to shares outstanding	$562,860,341	$1,220,321	$56,626
Shares of beneficial interest issued and outstanding	47,435,167	118,670	5,000
Net asset value, offering and redemption price per share	$11.87	$10.28	$11.33

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2014

	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund	1	WCM Focused Global Growth Fund	1
Investment Income:
Dividends (net of foreign withholding taxes of $874,230, $557 and $165, respectively)	$6,963,550	$5,511		$2,403
Interest	11,719	25		7
Total investment income	6,975,269	5,536		2,410

Expenses:
Advisory fees	3,810,941	5,693		1,322
Administration fees	339,647	33,535		33,535
Shareholder Servicing fees (Note 7)	223,869	849		233
Fund accounting fees	121,133	34,091		35,091
Custody fees	116,379	15,687		8,687
Transfer agent fees and expenses	73,501	26,322		27,007
Distribution fees - Investor Class (Note 8)	67,097	200		269
Registration fees	56,813	28,381		28,382
Miscellaneous	47,040	3,093		3,087
Auditing fees	17,836	13,415		16,751
Legal fees	16,648	15,419		11,284
Shareholder reporting fees	16,148	2,935		2,935
Chief Compliance Officer fees	7,001	3,632		3,632
Trustees' fees and expenses	5,818	3,649		3,696
Insurance fees	1,701	138		138
Offering costs	-	9,582		9,574

Total expenses	4,921,572	196,621		185,623
Advisory fee waived	-	(5,693)		(1,322)
Other expenses absorbed	-	(182,756)		(182,086)
Net expenses	4,921,572	8,172		2,215
Net investment income (loss)	2,053,697	(2,636)		195

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	2,143,631	(156)		4,205
In-kind redemption	2,669,878	-		-
Foreign currency transactions	(146,380)	173		(53)
Net realized gain on investments and foreign currency transactions	4,667,129	17		4,152
Net change in unrealized appreciation/depreciation on:
Investments	40,495,770	(7,184)		16,416
Foreign currency translations	20,010	2		-
Net change in unrealized appreciation/depreciation	40,515,780	(7,182)		16,416
Net realized and unrealized gain (loss) on investments and foreign currency	45,182,909	(7,165)		20,568

Net Increase (Decrease) in Net Assets from Operations	$47,236,606	$(9,801)		$20,763

1	The Fund commenced operations on June 28, 2013.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	International Growth Fund

	For the	For the
	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
Increase in Net Assets from:
Operations:
Net investment income	$2,053,697	$1,411,265
Net realized gain on investments, in-kind redemption and foreign currency transactions	4,667,129	3,115,346
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	40,515,780	36,361,685
Net increase in net assets resulting from operations	47,236,606	40,888,296

Distributions to Shareholders:
From net investment income:
Investor class	(2,260)	(17,846)
Institutional class	(1,189,377)	(728,115)
From net realized gain:
Investor class	(155,143)	(19,237)
Institutional class	(2,984,501)	(650,467)
Total distributions to shareholders	(4,331,281)	(1,415,665)

Capital Transactions:
Net proceeds from shares sold:
Investor class	43,266,118	11,714,393
Institutional class	295,883,502	139,518,959
Reinvestment of distributions:
Investor class	154,907	37,083
Institutional class	3,916,438	1,281,865
Cost of shares redeemed:
Investor class1	(4,703,409)	(568,397)
Institutional class2	(52,541,374)	(18,921,249)
In-kind redemption:
Institutional class (Note 6)	(28,212,564)	-
Net increase in net assets from capital transactions	257,763,618	133,062,654

Total increase in net assets	300,668,943	172,535,285

Net Assets:
Beginning of period	317,390,572	144,855,287
End of period	$618,059,515	$317,390,572

Accumulated net investment income	$1,767,309	$1,191,492

Capital Share Transactions:
Shares sold:
Investor class	3,872,660	1,191,895
Institutional class	26,212,039	14,581,832
Shares reinvested:
Investor class	13,553	3,827
Institutional class	341,748	131,880
Shares redeemed:
Investor class	(407,129)	(56,172)
Institutional class	(4,597,527)	(1,950,059)
In-kind redemption:
Institutional class (Note 6)	(2,510,015)	-
Net increase in capital share transactions	22,925,329	13,903,203

1	Net of redemption fees of $484 and $0, respectively
2	Net of redemption fees of $1,068 and $1,318, respectively

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused Emerging Markets Fund	WCM Focused Global Growth Fund

	For the Period	For the Period
	June 28, 2013*	June 28, 2013*
	through April 30, 2014	through April 30, 2014
Increase in Net Assets from:
Operations:
Net investment income (loss)	$(2,636)	$195
Net realized gain on investments and foreign currency transactions	17	4,152
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	(7,182)	16,416
Net increase (decrease) in net assets resulting from operations	(9,801)	20,763

Capital Transactions:
Net proceeds from shares sold:
Investor class	143,432	232,102
Institutional class	1,229,481	50,000
Cost of shares redeemed:
Investor class1	(28,313)	(127,322)
Net increase in net assets from capital transactions	1,344,600	154,780

Total increase in net assets	1,334,799	175,543

Net Assets:
Beginning of period	-	-
End of period	$1,334,799	$175,543

Accumulated net investment income (loss)	$(1,746)	$505

Capital Share Transactions:
Shares sold:
Investor class	13,988	21,939
Institutional class	118,670	5,000
Shares redeemed:
Investor class	(2,828)	(11,424)
Net increase in capital share transactions	129,830	15,515

*	Commencement of operations.
1	Net of redemption fees of $0 and $99, respectively

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused International Growth Fund
	Investor Class

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Period August 31, 2011* through April 30, 2012
Net asset value, beginning of period	$10.84		$9.47	$9.29
Income from Investment Operations:
Net investment income1	0.03		0.04	0.09
Net realized and unrealized gain on investments
and foreign currency	1.04		1.39	0.09
Total from investment operations	1.07		1.43	0.18

Less Distributions:
From net investment income	-	2	(0.03)	-
From net realized gain	(0.08)		(0.03)	-
Total distributions	(0.08)		(0.06)	-

Redemption fee proceeds	-	2	-	-

Net asset value, end of period	$11.83		$10.84	$9.47

Total return3	9.90%		15.12%	1.94%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,199		$12,873	$451

Ratio of expenses to average net assets:
Before fees waived/recovered	1.33%		1.40%	1.75%	5
After fees waived/recovered	1.33%		1.45%	1.50%	5
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.22%		0.44%	1.24%	5
After fees waived/recovered	0.22%		0.39%	1.49%	5
Portfolio turnover rate	36%		30%	27%	4

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused International Growth Fund
	Institutional Class

	For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Period May 31, 2011* through April 30, 2012
Net asset value, beginning of period	$10.88		$9.48		$10.00
Income from Investment Operations:
Net investment income1	0.05		0.06		0.08
Net realized and unrealized gain (loss) on investments
and foreign currency	1.05		1.40		(0.60)
Total from investment operations	1.10		1.46		(0.52)

Less Distributions:
From net investment income	(0.03)		(0.03)		-
From net realized gain	(0.08)		(0.03)		-
Total distributions	(0.11)		(0.06)		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$11.87		$10.88		$9.48

Total return3	10.16%		15.48%		(5.20)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$562,861		$304,517		$144,404

Ratio of expenses to average net assets:
Before fees waived/recovered	1.08%		1.15%		1.44%	5
After fees waived/recovered	1.08%		1.20%		1.25%	5
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.47%		0.69%		0.73%	5
After fees waived/recovered	0.47%		0.64%		0.92%	5
Portfolio turnover rate	36%		30%		27%	4

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	WCM Focused Emerging
	Markets Fund - Investor Class

	For the Period
	June 28, 2013*
	through April 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.06)
Net realized and unrealized gain on investments
and foreign currency	0.32
Total from investment operations	0.26

Net asset value, end of period	$10.26

Total return2	2.60%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	34.74%	4
After fees waived and expenses absorbed	1.65%	4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(33.77)%	4
After fees waived and expenses absorbed	(0.68)%	4
Portfolio turnover rate	19%	3

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	WCM Focused Emerging
	Markets Fund - Institutional Class

	For the Period
	June 28, 2013*
	through April 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.04)
Net realized and unrealized gain on investments
and foreign currency	0.32
Total from investment operations	0.28

Net asset value, end of period	$10.28

Total return2	2.80%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,220

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	34.49%	4
After fees waived and expenses absorbed	1.40%	4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(33.52)%	4
After fees waived and expenses absorbed	(0.43)%	4
Portfolio turnover rate	19%	3

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	WCM Focused Global
	Growth Fund - Investor Class

	For the Period
	June 28, 2013*
	through April 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	-	2
Net realized and unrealized gain on investments
and foreign currency	1.30
Total from investment operations	1.30

Redemption fee proceeds	0.01

Net asset value, end of period	$11.31

Total return3	13.10%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$119

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	119.39%	5
After fees waived and expenses absorbed	1.50%	5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(117.84)%	5
After fees waived and expenses absorbed	0.05%	5
Portfolio turnover rate	97%	4

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	WCM Focused Global
	Growth Fund - Institutional Class

	For the Period
	June 28, 2013*
	through April 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.03
Net realized and unrealized gain on investments
and foreign currency	1.30
Total from investment operations	1.33

Net asset value, end of period	$11.33

Total return2	13.30%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	119.14%	4
After fees waived and expenses absorbed	1.25%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(117.59)%	4
After fees waived and expenses absorbed	0.30%	4
Portfolio turnover rate	97%	3

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

WCM Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2014

Note 1 – Organization
WCM Focused International Growth Fund (the ‘‘International Growth” or “International Growth Fund”), WCM Focused Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), and WCM Focused Global Growth Fund (“Global Growth” or “Global Growth Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The International Growth Fund’s primary investment objective is to provide long-term capital appreciation.  The Fund offers two classes of shares, Investor Class and Institutional Class.  The International Growth Fund commenced investment operations on May 31, 2011 with the Institutional Class shares.  The Investor Class shares commenced operations on August 31, 2011.

The Emerging Markets Fund’s primary investment objective is to provide long-term capital appreciation.  The Fund offers two classes of shares, Investor Class and Institutional Class.  The Emerging Markets Fund commenced investment operations on June 28, 2013.

The Global Growth Fund’s primary investment objective is to provide long-term capital appreciation.  The Fund offers two classes of shares, Investor Class and Institutional Class.  The Global Growth Fund commenced investment operations on June 28, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Emerging Markets and Global Growth Funds incurred offering costs of approximately $11,461 and $11,452, respectively, which are being amortized over a one-year period from June 28, 2013 (commencement of operations).

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the periods ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with WCM Investment Management (the “Advisor”).  Under the terms of the Agreement, the International Growth, Emerging Markets and Global Growth Funds pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85%, 1.00% and 0.85%, respectively, of the Funds’ average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of average daily net assets of the International Growth Fund’s and Global Growth Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2014. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65% and 1.40% of average daily net assets of the Emerging Markets Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2014.

For the period ended April 30, 2014, the Advisor waived its advisory fees and absorbed other expenses totaling $188,449 and $183,408 for the Emerging Markets and Global Growth Funds, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Funds for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At April 30, 2014, the amount of these potentially recoverable expenses was $188,449 and $183,408 for the Emerging Markets and Global Growth Funds, respectively.  The Advisor may recapture all or a portion of these amounts no later than April 30, of the years stated below:

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

	Emerging Markets	Global Growth
2017	$188,449	$183,408

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds does not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the period ended April 30, 2014, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statements of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the periods ended April 30, 2014, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At April 30, 2014, gross unrealized appreciation and depreciation of investments and foreign currency based on cost for federal income tax purposes were as follows:

	International Growth	Emerging Markets	Global Growth
Cost of Investments	$532,411,257	$1,361,779	$192,015

Gross Unrealized Appreciation	$94,806,406	$75,054	$19,923
Gross Unrealized Depreciation	(11,659,809)	(82,933)	(4,012)
Net Unrealized Appreciation (depreciation) on Investments	$83,146,597	$(7,879)	$15,911

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
International Growth	$2,671,704	$(286,243)	$(2,385,461)
Emerging Markets	$(202)	$890	$(688)
Global Growth	$(363)	$310	$53

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

As of April 30, 2014, the components of accumulated earnings on a tax basis for the Funds were as follows:

	International Growth	Emerging Markets	Global Growth
Undistributed ordinary income	$2,344,067	$74	$5,215
Undistributed long-term capital gains	2,025,692	-	-
Accumulated earnings	4,369,759	74	5,215

Accumulated capital and other losses	-	(1,796)	-
Unrealized appreciation on foreign currency translations	17,251	2	-
Unrealized appreciation (depreciation) on investments	83,146,597	(7,879)	15,911
Total accumulated earnings (deficit)	$87,533,607	$(9,599)	$21,126

The tax character of the distributions paid during the fiscal year ended April 30, 2013, for the International Growth Fund, were as follows:

Distributions paid from:	2014	2013
Ordinary Income	$1,191,637	$1,415,665
Net long-term capital gains	3,139,644	-
Total distributions paid	$4,331,281	$1,415,665

As of April 30, 2014, the WCM Focused Emerging Markets Fund had $50 of post-October losses, which are deferred until fiscal year 2015 for tax purposes.  Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of April 30, 2014, the WCM Focused Emerging Markets Fund had $1,746 of qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes.  Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase.  For the periods ended April 30, 2014, the International Growth, Emerging Markets and Global Growth Funds received $1,552, $0 and $99, respectively, in redemption fees.

Note 6 – Investment Transactions
For the periods ended April 30, 2014 the International Growth, Emerging Markets and Global Growth Funds, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales
International Growth	$379,324,654	$153,963,111
Emerging Markets	1,411,204	123,007
Global Growth	366,779	181,821

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

In accordance with the Funds’ registration statement, the Funds may pay all or a portion of a shareholder’s redemption proceeds in liquid securities (from the Fund’s portfolio) with a market value equal to the redemption amount (an in-kind redemption) in lieu of cash.  An in-kind redemption is allowed by the Funds’ registration statement in order to protect the interests of the Funds’ remaining shareholders.  On October 1, 2013, the International Growth Fund had an in-kind redemption, whereby 2,510,015 shares were redeemed from the Fund.  The Fund delivered investment securities with a fair value of $28,212,564 to this shareholder in lieu of cash.  The fair market value of the investment securities delivered in this transaction are included in the sales amount shown above.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended April 30, 2014 for the International Growth, Emerging Markets and Global Growth Funds, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Funds to pay distribution fees for the sale and distribution of its shares. With respect to the Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC effective January 1, 2013.  Prior to January 1, 2013, distribution fees were payable to the Advisor as the distribution coordinator.  The Institutional Class does not pay any distribution fees.

For the periods ended April 30, 2014 for the International Growth, Emerging Markets and Global Growth Funds, distribution fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.  Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2014, in valuing the Funds’ assets carried at fair value:

International Growth	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$571,169,714	$-	$-	$571,169,714
Short-Term Investments	44,388,140	-	-	44,388,140
Total Investments	$615,557,854	$-	$-	$615,557,854

Emerging Markets	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$1,280,856	$-	$-	$1,280,856
Short-Term Investments	73,044	-	-	73,044
Total Investments	$1,353,900	$-	$-	$1,353,900

Global Growth	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$205,579	$-	$-	$205,579
Short-Term Investments	2,347	-	-	2,347
Total Investments	$207,926	$-	$-	$207,926

*	The Fund did not hold any Level 2 or Level 3 securities at period end.
1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.  For the year ended April 30, 2014, the Funds did not enter into any forward contracts.

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

At a meeting of the Board of Trustees of Investment Managers Series Trust (the “Trust”) held on June 19, 2014, John P. Zader indicated that he would be retiring from UMB Fund Services, Inc. on June 27, 2014, and resigned as President of the Trust, and the Board of Trustees appointed Maureen Quill, Executive Vice President of UMB Fund Services, Inc., as President of the Trust effective June 20, 2014.  Mr. Zader will continue as a Trustee of the Trust.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, and WCM Focused Global Growth Fund, (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of April 30, 2014, and with respect to the WCM Focused International Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 31, 2011 (commencement of operations) to April 30, 2012, with respect to the WCM Focused Emerging Markets Fund and WCM Focused Emerging Markets Fund, the related statements of operations, changes in net assets, and financial highlights for the period June 28, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting.   Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal controls over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of April 30, 2014, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 30, 2014

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information Unaudited

For Federal income tax purposes, the WCM Focused International Growth Fund designates long-term capital gain dividends of $3,139,644, or amount determined to be necessary, for the year ended April 30, 2014.

For the period ended April 30, 2014, 100% of dividends paid from net investment income, including short-term capital gains from the WCM Focused International Growth Fund, is designated as qualified dividend income.

For the period ended April 30, 2014, 10.37% of the dividends paid from net investment income, including short-term capital gains from the WCM Focused International Growth Fund, is designated as dividends received deduction available to corporate shareholders.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the WCM Focused International Growth Fund designates $2,968,366 of income derived from foreign sources and $872,212 of foreign taxes paid, or the amounts deemed necessary, for the year ended April 30, 2014.

Of the ordinary income (including short-term capital gain) distributions made during the year ended April 30, 2014 the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock is:

Foreign Source Income	Foreign Taxes Paid
$0.5623	$0.1652

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 988-9801. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data Corp., a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	72	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	72	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present)	72	None

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator and custodian for the Fund, (2006 - June 2014).	72	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	72	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust:
Maureen Quill a (born 1963) President	Since June 2014	Executive Vice President, UMB Fund Services, Inc. (1996 – present); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Martin Dziurab (born 1959) Chief Compliance Officer	Since June 2014	Cipperman Compliance Services (2010 – present); Chief Compliance Officer, Hanlon Investment Management (2009-2010).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 500 Swedesford Road, Suite 104, Wayne, Pennsylvania 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

WCM Funds
EXPENSE EXAMPLES
For the Six Months Ended April 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/1/13 to 4/30/14.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Focused International Growth		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/13	4/30/14	11/1/13 – 4/30/14
Investor Class	Actual Performance	$1,000.00	$1,031.50	$6.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.70
Institutional Class	Actual Performance	1,000.00	1,032.30	5.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.49

*
Expenses are equal to the Fund’s annualized expense ratio of 1.34% and 1.10% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  Assumes all dividends and distributions were reinvested.

WCM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended April 30, 2014 (Unaudited)

Focused Emerging Markets		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/13	4/30/14	11/1/13 – 4/30/14
Investor Class	Actual Performance	$1,000.00	$967.00	$8.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.63	8.23
Institutional Class	Actual Performance	1,000.00	968.00	6.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00

*
Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 1.40% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  Assumes all dividends and distributions were reinvested.

Focused Global Growth		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/13	4/30/14	11/1/13 – 4/30/14
Investor Class	Actual Performance	$1,000.00	$990.40	$7.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.35	7.51
Institutional Class	Actual Performance	1,000.00	991.30	6.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.37	6.25

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50% and 1.25% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
 Each a series of the Investment Managers Series Trust

Investment Advisor
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
WCM Focused International Growth Fund – Investor Class	WCMRX	461418 386
WCM Focused International Growth Fund – Institutional Class	WCMIX	461418 444
WCM Focused Emerging Markets Fund – Investor Class	WFEMX	46141P 842
WCM Focused Emerging Markets Fund – Institutional Class	WCMEX	46141P 834
WCM Focused Global Growth Fund – Investor Class	WFGGX	46141P 826
WCM Focused Global Growth Fund – Institutional Class	WCMGX	46141P 818

Privacy Principles of the WCM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the WCM Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds (toll-free) at (888) 988-9801, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds (toll-free) at (888) 988-9801, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds (toll-free) at (888) 988-9801.  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

WCM Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 988-9801

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-9801

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2014	FYE 04/30/2013
Audit Fees	$41,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2014	FYE 04/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2014	FYE 04/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/7/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title	/s/ Maureen Quill
Maureen Quill, President

Date	7/7/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/7/2014